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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): OCTOBER 23, 2000



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                   1-13086                04-2515019
        (State of                 (Commission            (I.R.S. Employer
      Incorporation)               File No.)            Identification No.)


      515 POST OAK BLVD., SUITE 600
             HOUSTON, TEXAS                                   77027
(Address of Principal Executive Offices)                    (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        EXHIBIT INDEX APPEARS ON PAGE 5
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ITEM 5.  OTHER EVENTS

WEATHERFORD GLOBAL COMPRESSION MERGER

         On October 23, 2000, we entered into an agreement to merge essentially all of our Weatherford Global Compression Services division with and into a subsidiary of Universal Compression Holdings, Inc. in exchange for 13.75 million shares of Universal common stock, representing 48 percent of Universal's total outstanding shares. We will retain approximately $40 million of the assets of the Weatherford Global Compression Service division, including Singapore-based Gas Services International. The value of the transaction will be based on the stock price of Universal as of the closing date of the transaction. A floor price of $25 per share of Universal common stock has been established as a condition to closing.

         In connection with the merger, we have also entered into an agreement with General Electric Capital Corporation to purchase their 36% interest in the Weatherford Global Compression Services division for $206.5 million.

         The closing of the merger and the purchase of GE Capital's minority interest are contingent upon each other. The merger and the purchase from GE Capital also are subject to various conditions, including the approval of the stockholders of Universal, refinancing of indebtedness of Universal and Weatherford Global Compression Services, the receipt of all required regulatory approvals and the expiration or termination of all waiting periods under the Hart-Scott-Rodino Act and appropriate foreign regulations. Although there can be no assurance that the merger and the purchase will close, we currently anticipate that the merger and the purchase will be consummated during the first quarter of 2001.

         A copy of the Universal merger agreement is filed as Exhibit 10.1 and incorporated by reference herein. A copy of the press release announcing the merger and the purchase is filed as Exhibit 99.1 and is hereby incorporated by reference herein.

EARNINGS RELEASE

         On October 24, 2000, we announced our earnings for the quarter ended September 30, 2000. A copy of the press release announcing our earnings for the quarter ended September 30, 2000, is filed as Exhibit 99.2 and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits


         10.1 Agreement and Plan of Merger dated October 23, 2000 by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Universal Compression Holdings, Inc. and Universal Compression, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K



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                  of Universal Compression Holdings, Inc. (File No. 001-15843)
                  and Universal Compression, Inc. (File No. 333-48279) filed on October 26, 2000).

         99.1 Press release dated October 24, 2000, announcing the Weatherford Global Compression merger.

         99.2 Press release dated October 24, 2000, announcing Weatherford's earnings for the quarter ended September 30, 2000.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WEATHERFORD INTERNATIONAL, INC.



Dated: October 30, 2000                           /s/ Curtis W. Huff
                                         ---------------------------------------
                                                    Curtis W. Huff
                                               Executive Vice President
                                              and Chief Financial Officer







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                                INDEX TO EXHIBITS



        NUMBER                       EXHIBIT
        ------                       -------


         10.1 Agreement and Plan of Merger dated October 23, 2000 by and among Weatherford International, Inc., WEUS Holding, Inc., Enterra Compression Company, Universal Compression Holdings, Inc. and Universal Compression, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Universal Compression Holdings, Inc. (File No. 001-15843) and Universal Compression, Inc. (File No. 333-48279) filed on October 26, 2000).


         99.1 Press release dated October 24, 2000, announcing the Weatherford Global Compression merger.

         99.2 Press release dated October 24, 2000, announcing Weatherford's earnings for the quarter ended September 30, 2000.






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